LOOMIS SAYLES GOVERNMENT SECURITIES FUND

Supplement dated November 22, 2004 to the CDC Nvest Income Funds Classes A, B and C Prospectus and CDC Nvest Income Funds Class Y Prospectus, each dated February 1, 2004, each as may be supplemented from time to time

On November 19, 2004, the Board of Trustees (the "Trustees") of CDC Nvest Funds Trust I approved an Agreement and Plan of Reorganization (the "Agreement") between Loomis Sayles Government Securities Fund ("Government Securities Fund") and Loomis Sayles Limited Term Government and Agency Fund ("Limited Term Government and Agency") pursuant to which the Limited Term Government and Agency Fund will acquire all assets and assume all liabilities of the Government Securities Fund in exchange for shares of the Limited Term Government and Agency Fund, to be followed immediately by the distribution of Limited Term Government and Agency Fund shares to the shareholders of the Government Securities Fund in complete liquidation of the Government Securities Fund. As a result of the transaction, shareholders of the Government Securities Fund will become shareholders of the Limited Term Government and Agency Fund by effectively "exchanging" their Government Securities Fund shares for shares of the same class of the Limited Term Government and Agency Fund. The transaction is subject to the approval of the shareholders of the Government Securities Fund. A special meeting of Government Securities Fund shareholders ("Special Meeting") is scheduled to be held on or about March 10, 2005 to consider the approval of the Agreement. Shareholders of the Limited Term Government and Agency Fund are not being asked to approve the transaction.

It is expected that the transaction will be treated as a tax-free reorganization. If, as expected, the transaction is tax-free, the Limited Term Government and Agency Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the Government Securities Fund (after the realization of any gains or losses from the sale of assets by the Government Securities Fund prior to the transaction, including sales made in anticipation of the transaction). At the shareholder level, after the merger, Government Securities Fund shareholders will have the same aggregate tax basis in the Limited Term Government and Agency Fund shares they receive as they will have had in the Government Securities Fund shares they exchange. In addition, Government Securities Fund shareholders will have a holding period in the Limited Term Government and Agency Fund shares they receive in the transaction that includes the holding period of the Government Securities Fund shares exchanged (provided that such shareholders have held their Government Securities Fund shares as capital assets). In addition, Government Securities Fund shareholders will own shares of the Limited Term Government and Agency Fund and, therefore, eventually will be allocated a proportionate share of any taxable gains realized by the Limited Term Government and Agency Fund that were not distributed to Limited Term Government and Agency Fund shareholders prior to the transaction. Shareholders should consult their tax advisers regarding other possible tax consequences of the transaction, including possible state and local tax consequences.

A notice of the Special Meeting, a Prospectus/Proxy Statement describing the proposed transaction and a proxy card are expected to be mailed in January to shareholders of record as of January 18, 2005 of the Government Securities Fund. If the Agreement is approved by Government Securities Fund shareholders and certain other conditions required by the Agreement are satisfied, the transaction is expected to occur on or around March 18, 2005 ("Transaction Date"), although the transaction may be delayed.

Prior to the Transaction Date, shareholders of the Government Securities Fund may redeem Fund shares pursuant to the procedures set forth in the Fund's
Prospectus. Such redemptions will be subject to any applicable sales charges, including contingent deferred sales charges. Shareholders may also exchange their shares for shares of the same class of any other CDC Nvest Fund that offers that class, as described under "Fund Services - Exchanging Shares" in the Government Securities Fund's Prospectus. Such an exchange will not result in any sales charge. For federal income tax purposes, the redemption of Fund shares or an exchange of Fund shares for shares of another mutual fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax adviser for more information on his or her own situation.

Effective December 17, 2004, IXIS Asset Management Distributors, L.P., the distributor for the Government Securities Fund, will no longer accept new investments from shareholders of the Government Securities Fund. Effective March 11, 2005, IXIS Asset Management Distributors, L.P. will no longer accept additional investments from current shareholders of the Government Securities Fund, including additional investments through automatic or systematic investment plans.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Limited Term Government and Agency Fund, nor is it a solicitation of any proxy. Shareholders of record on the record date will receive the prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective.

The Government Securities Fund Prospectuses will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

                                                                      SP245-1104